Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Excelsior LaSalle Property Fund, Inc. (the “Fund”) on Form 10-Q for the period ending June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee A. Gardella, in my capacity as Co-Chief Executive Officer of the Fund, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Lee A. Gardella
Lee A. Gardella
Co-Chief Executive Officer
August 9, 2006